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                                                                   EXHIBIT 10.67


                        COLLATERAL ASSIGNMENT OF LEASES


             COLLATERAL ASSIGNMENT OF LEASES ("Assignment") dated as of January 8, 1997 by COINMACH CORPORATION, a Delaware corporation ("Assignor") in favor of BANKERS TRUST COMPANY, a New York banking corporation, having an office at 130 Liberty Street, New York, New York 10006, in its capacity as collateral agent (in such capacity and together with any successor in such capacity, the "Collateral Agent") for the Secured Creditors (as hereinafter defined).

                               R E C I T A L S :
                               - - - - - - - -

             A. Assignor, Coinmach Laundry Corporation, certain subsidiaries of Assignor, the lenders (the "Banks") from time to time party thereto, Bankers Trust Company, as Administrative Agent (together with any successor, the "Administrative Agent"), First Union Corporation, as Syndication Agent (together with any successor, the "Syndication Agent") and Lehman Commercial Paper, Inc., as Documentation Agent (together with any successor, the "Documentation Agent") have entered into a Credit Agreement, dated as of the date hereof, providing for the making of loans and the issuance of and participation in, letters of credit, as contemplated therein (such agreement, as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the indebtedness under such agreement or any successor agreement, the "Credit Agreement"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

             B. Assignor is, or is the successor in interest to, the lessee under those certain leases (individually, a "Lease"; collectively, the "Leases"), copies of which are attached as Exhibit A hereto, with the
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   respective lessors (individually, a "Lessor"; collectively, the "Lessors")
   thereto. The Leases pertain to the properties (the "Premises") which are described on Exhibit B hereto.
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             C.   Assignor may at any time and from time to time enter into, or guarantee obligations of its Subsidiaries under, one or more Interest Rate Protection or other Hedging Agreement (each as hereinafter defined) with one or more Other Creditors (as hereinafter defined).
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             D.  It is a condition to each of the above-described extensions of credit to the Assignor that the Assignor shall have executed and delivered this Assignment.

             E. This Assignment is made by Assignor in favor of the Collateral Agent for the benefit of (x) the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Collateral Agent and any other lenders from time to time party to the Credit Agreement (collectively, the "Bank Creditors") and (y) if one or more Banks or any Affiliate of a Bank enters into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by Assignor, any such Bank or Banks or Affiliate or Affiliates (even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank or Affiliate participates in the extension of such Interest Rate Protection or Other Hedging Agreement and their subsequent assigns, if any, (collectively, the "Other Creditors"; together with the Bank Creditors, the "Secured Creditors"). This Assignment is given to Collateral Agent to secure the Obligations (as defined in the Security Agreement).


                              A G R E E M E N T :
                              - - - - - - - - -

             Assignor and Collateral Agent hereby agree as follows:

             1.   Assignment.  Assignor hereby transfers and assigns to
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   Collateral Agent all of Assignor's right, title and interest, whether now owned or hereafter acquired, in and to each of the Leases. This assignment of the Leases is made as collateral security for the payment and performance of the Secured Obligations.

             2.   No Assumption of Obligations or Duties of the Assignor.  This
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   Assignment is an assignment only of all right, title and interest of the
   Assignor in the Leases, and Assignor covenants and agrees to perform and observe all of all material obligations imposed upon Assignor under the
   Leases as if this Assignment had not been made. Assignor agrees that the Secured Creditors have not assumed and will not be deemed to have assumed any of the obligations or duties of Assignor under or with
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   respect to the Leases unless and until the Secured Creditors shall have given the parties to the Leases written notice that the Secured Creditors have affirmatively assumed such obligations and duties as the result of an Event of Default under the Credit Agreement or the Leases.

             3.   Representations, Warranties and Covenants of Assignor.
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   Assignor represents, warrants and covenants to Collateral Agent:

             a.   (i) That the copy of the Leases attached hereto as Exhibit A
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   is a true and correct copy thereof as in effect on the date hereof, (ii) that
   Assignor is the sole owner of the entire leasehold interest in each Lease, free and clear and of all Liens, except for the Liens created in favor of the Collateral Agent pursuant to, or in connection with, the Credit Agreement,
   (iii) each Lease is valid and enforceable, subject to the effect of this Assignment and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws, and has not been altered, modified or amended in any manner, except as shown on Exhibit A, (iv) to Assignor's knowledge,
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   neither Assignor nor the Lessor under any Lease is in default under such
   Lease nor, to the knowledge of Assignor, has any event occurred (other than pursuant to this Assignment) which with the passage of time or the giving of notice would constitute a default under such Lease and (v) no rent reserved in any Lease has been assigned or prepaid except for prepaid rent for the current month and applicable security deposits.

             b. Assignor agrees (i) to observe and perform all material obligations imposed upon Assignor as the lessee under each Lease and not to do, or permit to be done, anything to materially impair Assignor's rights thereunder; (ii) not to assign Assignor's interest under any Lease or sublet all or any part of the Premises, (iii) other than upon the expiration of the term of the respective Leases in accordance with their terms, not alter, modify or change the terms of any Lease in any material respect, or cancel or terminate any Lease, or surrender possession of the Premises, or any part thereof, without the prior written consent of Collateral Agent, which consent shall not be unreasonably withheld and (iv) to use reasonable efforts to enforce the performance by the Lessor under each Lease of all of such Lessor's obligations under such Lease.

             c. Assignor has full power and authority to execute, deliver and perform its obligations under this Assignment.

             d.   Upon receipt of a written landlord's consent from
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   the Lessors under the Leases, this Assignment shall be a legal, valid and binding obligation of Assignor, enforceable in accordance with its terms.

             e. Assignor agrees that Collateral Agent shall have the right, exercisable at any time that the Collateral Agent believes in its commercially reasonable business judgment, that there is a substantial risk that the Assignor will not be able to perform its obligations under the Credit Agreement and the other Credit Documents, to notify the Lessor under any or all of the Leases that the Assignor has executed and delivered this Assignment to the Collateral Agent.


             4.   Appointment of the Collateral Agent as Attorney-in-Fact.
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   Assignor hereby irrevocably constitutes and appoints Collateral Agent as its attorney-in-fact to demand, receive and enforce the respective rights and interests of Assignor with respect to the Leases at any time after the occurrence and during the continuance of an Event of Default under the Credit Agreement and the delivery to Assignor of notice in accordance with Article X of the Credit Agreement, and give appropriate notices for and on behalf of and in the name of Assignor or either of them or, at the option of Collateral Agent in the name of Collateral Agent, with the same force and effect as Assignor could do if this Assignment had not been made.

             5.   Effect of Assignment; Remedies for Default.  The Assignment
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   shall constitute an absolute and present assignment; provided, however, that
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   Collateral Agent shall have no right under this Assignment to enforce the provisions of any Lease unless there shall occur and be continuing an Event of Default under the Credit Agreement. Upon the occurrence and during the continuance of any such Event of Default, Collateral Agent may, without affecting any of its or the Secured Creditors rights or remedies against Assignor under any other instrument, document or agreement, exercise its rights under this Assignment as attorney-in-fact of Assignor in any manner permitted by law, and Collateral Agent shall have the right to exercise and enforce any or all rights and remedies available after default to a secured party under the applicable Uniform Commercial Code. If notice to Assignor of any intended disposition of collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten day's prior to the date of intended disposition. During the continuance of an Event of Default, Collateral Agent may (i) either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take
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   possession of any or all of the Premises and have, hold, manage, lease and operate the same, on such terms, and for such period of time, as Collateral Agent may deem proper (but in no event beyond the stated term of the Lease, including any options to extend) and (ii) in connection with the exercise of its rights under clause (i) above, terminate all of Assignor's right to retain, use and enjoy all rights under any Lease.

             6.   Indemnification.  After the occurrence, and during the
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   continuance, of an Event of Default, Collateral Agent may, but shall not be obligated to, perform or discharge any obligation, duty or liability under any Lease or under or by reason of this Assignment. Furthermore, Assignor shall, and hereby agrees to, indemnify, defend and hold Collateral Agent harmless from, and against, any and all liability, loss, cost, damage or expense which may, or might be, incurred by Collateral Agent, directly, or indirectly, under any Lease or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Collateral Agent by reason of any alleged obligations or undertakings on its part to perform or discharge any of the covenants or agreements contained in any Lease other than any such liability, loss, cost or expense incurred as a result of the gross negligence or willful misconduct of Collateral Agent. If Collateral Agent incurs any such liability under any Lease or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including all costs, expenses and reasonable attorneys' fees, shall be added to the Secured Obligations and Assignor shall reimburse Collateral Agent therefor immediately upon demand, and, upon the failure of Assignor to reimburse Collateral Agent within 10 days of demand, Collateral Agent, at its option, may declare all of the Secured Obligations immediately due and payable. The parties hereto understand further that this Assignment shall not operate to place responsibility for the control, care, management or repair of any of the Premises upon Collateral Agent (except as provided in the Lease for matters first arising after Collateral Agent has taken physical possession of the Premises, except for possession solely for the purpose of disposing of the assets of Assignor), or for the carrying out of any of the terms or conditions of any Lease (except for matters first arising after Collateral Agent has taken physical possession of the Premises, except for possession solely for the purpose of disposing of the assets of Assignor), and it shall not operate to make Collateral Agent responsible or liable for any waste committed on any of the Premises by Assignor or any of the Premises or for any negligence in the management, upkeep, repair or control of any of the Premises, resulting in loss, injury or death to any lessee, sublessee, invitee,
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   licensee, employee, stranger or any other Person.

             7.   Remedies Cumulative.  No right or remedy of Collateral Agent
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   hereunder is exclusive of any other right or remedy hereunder or now or hereafter existing at law or in equity or under the Credit Agreement, the Notes or the other Credit Documents, but is cumulative and in addition thereto and Collateral Agent may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity or under the Credit Agreement, the Notes or the other Credit Documents, without first exhausting or affecting or impairing the security or any right or remedy afforded under this Assignment. No delay in exercising, or omission to exercise, any such right or remedy will impair any such right or remedy or will be construed to be a waiver of any default by Assignor hereunder, or acquiescence therein, nor will it affect any subsequent default hereunder by Assignor of the same or different nature. Every such right or remedy may be exercised independently or concurrently, and when and so often as may be deemed expedient by Collateral Agent. No term or condition contained in this Assignment may be waived, altered or changed except as evidenced in writing signed by Assignor and Collateral Agent. In case Collateral Agent shall have proceeded to enforce any right under this Assignment and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Collateral Agent, then, and in every such case, Assignor and Collateral Agent shall be restored to their former positions with respect to the Leases, and all rights, remedies, and powers of Collateral Agent shall continue as though no such proceedings had been taken.

             8.   Costs and Expenses.  Assignor hereby agrees to pay all
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   reasonable costs and expenses (including, without limitation, reasonable attorney's fees and expenses) which Collateral Agent or the Secured Creditors may incur in exercising and enforcing any of their rights and remedies under this Assignment after the occurrence and during the continuance of an Event of Default.

             9.   Successors and Assigns.  Subject to the limitations on further
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   assignment of the Leases by Assignor contained herein, this Assignment shall be binding upon Assignor and its successors and assigns, and shall inure to the benefit of Collateral Agent and its successors and assigns. Collateral Agent may assign its right, title and interest in the Leases upon notice to the Assignor, but without any requirements for the consent of Assignor.

             10.  Amendment.  This Assignment can be waived,
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   modified, amended, terminated or discharged only explicitly in a writing signed by Collateral Agent. A waiver signed by Collateral Agent shall be effective only in the specific instance and for the specific purpose given.

             11.  Termination.  This Assignment shall terminate and be of no
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   further force and effect as of the date upon which the Commitments of the
   Banks and all Interest Rate Protection and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Secured Obligations then owing have been paid in full. Upon such termination, at the request of Assignor, Collateral Agent shall provide written confirmation of such termination to Assignor in form reasonably requested by Assignor, at Assignor's cost and expense.

             12.  Governing Law.  This Assignment shall be governed by, and
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   shall be construed and enforced in accordance with the laws of the State of
   New York, without regard to principles of conflicts of law.

             13.  Notices.  Any notice delivered by Assignor or Collateral Agent
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   hereunder shall be delivered in the manner provided in the Credit Agreement.
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             IN WITNESS WHEREOF, Assignor and Collateral Agent have executed this Assignment as of the date first set forth above.

                                       COINMACH CORPORATION,
                                       as Assignor


                                       By: /s/ Robert M. Doyle
                                          ----------------------------
                                          Name:  Robert M. Doyle
                                          Title: Senior Vice President

                                       BANKERS TRUST COMPANY,
                                       as Collateral Agent,


                                       By: /s/ Patricia Hogan
                                          ----------------------------
                                          Name:  Patricia Hogan
                                          Title: Vice President